UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2018 (April 24, 2018)

Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania		17011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (717) 763-7064

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 24, 2018, the Company held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all eight of the Board of Director nominees to serve as Directors until the 2019 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2018. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

As of the record date, there were 80,453,852 shares of the Company's common stock ("Common Shares") outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 69,797,885 shares, or approximately 87% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2018 to serve as Directors until the 2019 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Broker Non-Votes
J.F. Earl	62,267,224	493,670	6,823,813
K.G. Eddy	61,494,888	1,296,242	6,823,813
D.C. Everitt	61,062,699	1,723,220	6,823,813
F.N. Grasberger	62,348,366	476,016	6,823,813
E. La Roche	62,122,402	664,050	6,823,813
M. Longhi	62,335,916	443,957	6,823,813
E.M. Purvis	62,307,417	457,635	6,823,813
P.C. Widman	62,367,173	400,523	6,823,813

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2018, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
68,108,160	1,519,374	170,351

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,685,085	2,891,577	397,410	6,823,813

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated April 25, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
Date: April 27, 2018	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary